Exhibit 10.4

BRADFORD BANK
DIRECTOR VOLUNTARY DEFERRAL AND
SUPPLEMENTAL RETIREMENT PLAN

Effective as of January 1, 2006

BRADFORD BANK
DIRECTOR VOLUNTARY DEFERRAL AND
SUPPLEMENTAL RETIREMENT PLAN

Effective as of January 1, 2006

TABLE OF CONTENTS

ARTICLE 1

DEFINITIONS

1.1	ACCOUNT	1
1.2	BENEFICIARY	1
1.3	BENEFIT	1
1.4	BOARD	1
1.5	CHANGE IN CONTROL	1
1.6	CODE	1
1.7	COMPENSATION	1
1.8	COMPENSATION DEFERRALS	2
1.9	DESIGNATION DATE	2
1.10	DIRECTOR	2
1.11	DISABILITY	2
1.12	EFFECTIVE DATE	2
1.13	ELECTION FORM	2
1.14	ELIGIBLE EMPLOYEE	2
1.15	EMPLOYER	2
1.16	ENTRY DATE	2
1.17	PARTICIPANT	2
1.18	PLAN	2
1.19	PLAN YEAR	2
1.20	SEPARATION FROM SERVICE	2
1.21	TRUST	2
1.22	TRUSTEE	2
1.23	VALUATION DATE	2

ARTICLE 2
ELIGIBILITY AND PARTICIPATION

2.1	REQUIREMENTS	3
2.2	RE-EMPLOYMENT	3
2.3	CHANGE OF EMPLOYMENT CATEGORY	3

ARTICLE 3
CONTRIBUTIONS AND CREDITS

3.1	PARTICIPANT COMPENSATION DEFERRALS	3
3.2	BENEFIT	4
3.3	CONTRIBUTION TO THE TRUST	4

ARTICLE 4

ALLOCATION OF FUNDS

4.1	ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS	4
4.2	ACCOUNTING FOR DISTRIBUTIONS	4
4.3	SEPARATE ACCOUNTS	5
4.4	INTERIM VALUATIONS	5
4.5	DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS	5
4.6	EXPENSES AND TAXES	6

ARTICLE 5
ENTITLEMENT TO BENEFITS

5.1	PAYMENT DATES	6
5.2	UNFORESEEABLE EMERGENCY DISTRIBUTIONS	6
5.3	DEATH; DISABILITY	7

ARTICLE 6
DISTRIBUTION OF BENEFITS

6.1	AMOUNT	7
6.2	METHOD OF PAYMENT	7
6.3	ACCELERATIONS	8
6.4	DEATH OR DISABILITY DISTRIBUTIONS	8

ARTICLE 7
BENEFICIARIES; PARTICIPANT DATA

7.1	DESIGNATION OF BENEFICIARIES	8
7.2	INFORMATION TO BE FURNISHED BY PARTICIPANTS AND
	BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR
	BENEFICIARIES	9

ARTICLE 8
ADMINISTRATION

8.1	ADMINISTRATIVE AUTHORITY	9
8.2	LITIGATION	10

ARTICLE 9
AMENDMENT

9.1	RIGHT TO AMEND	10
9.2	AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN	10

ARTICLE 10
TERMINATION

10.1	EMPLOYER’S RIGHT TO TERMINATE OR SUSPEND PLAN	10
10.2	AUTOMATIC TERMINATION OF PLAN	10
10.3	SUSPENSION OF DEFERRALS	10

ii

10.4	ALLOCATION AND DISTRIBUTION	11
10.5	SUCCESSOR TO EMPLOYER	11

ARTICLE 11
THE TRUST

11.1	ESTABLISHMENT OF TRUST	11

ARTICLE 12
MISCELLANEOUS

12.1	LIABILITY OF EMPLOYER; LIMITATIONS ON LIABILITY OF EMPLOYER
	OR EMPLOYER	11
12.2	CONSTRUCTION	12
12.3	SPENDTHRIFT PROVISION	12
12.4	AGGREGATION OF EMPLOYERS	12
12.5	TAX WITHHOLDING	13

iii

BRADFORD BANK
DIRECTOR VOLUNTARY DEFERRAL AND
SUPPLEMENTAL RETIREMENT PLAN

Effective as of January 1, 2006

RECITALS

This Bradford Bank Director Voluntary Deferral and Supplemental Retirement Plan (the “Plan”) is adopted by Bradford Bank (the “Employer”), a for-profit entity, for the benefit of the Employer’s Directors. The purpose of the Plan is to offer the Employer’s directors an opportunity to elect to defer the receipt of compensation in order to provide deferred compensation benefits taxable pursuant to section 451 of the Internal Revenue Code of 1986, as amended (the “Code”) and to provide a deferred compensation vehicle to which the Employer may credit certain amounts on behalf of a participant. The Plan is intended to comply with the requirements of Code section 409A.

Accordingly, the following Plan is adopted, effective as of January 1, 2006.

ARTICLE 1

DEFINITIONS

1.1          ACCOUNT means the balance credited to a Participant’s or Beneficiary’s Plan account, including amounts credited due to the Participant’s Compensation Deferrals and deemed income, gains and losses (as determined by the Employer, in its discretion) credited to the Account. A Participant’s or Beneficiary’s Account shall be determined as of the date of reference.

1.2          BENEFICIARY means any person or person so designated in accordance with the provisions of Article 7.

1.3          BENEFIT means a Participant’s benefit as described in Section 3.2.

1.4          BOARD means the Employer’s Board of Directors, or a committee of the Employer’s Board of Directors duly authorized to make determinations and act for the Board under this Plan.

1.5          CHANGE IN CONTROL means a change in the ownership of the Employer within the meaning of Code section 409A and IRS guidance under Code section 409A (e.g., Q&A 12 of IRS Notice 2005-1).

1.6          CODE means the Internal Revenue Code of 1986 and the Treasury regulations and other authoritative guidance issued under the Code, as amended from time to time.

1.7          COMPENSATION means the total current cash remuneration paid by the Employer to an Eligible Employee in the form of Director’s fees (including committee fees and meeting fees) with respect to his or her service for the Employer as a Director.

1.8          COMPENSATION DEFERRALS is described in Section 3.1.

1.9          DESIGNATION DATE means the date or dates as of which a designation of deemed investment directions by an individual pursuant to Section 4.5, or any change in a prior designation of deemed investment directions by an individual pursuant to Section 4.5, shall become effective. The Designation Dates in any Plan Year shall be designated by the Employer.

1.10        DIRECTOR means a member of the Employer’s Board of Directors.

1.11        DISABILITY means a Participant becoming disabled within the meaning of Code section 409A (i.e., a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Employer or (iii) is determined to be totally disabled by the Social Security Administration).

1.12        EFFECTIVE DATE means the effective date of this Plan, January 1, 2006.

1.13        ELECTION FORM means the form or forms on which a Participant elects to defer Compensation under this Plan and/or on which the Participant makes certain other designations as required under this Plan.

1.14        ELIGIBLE EMPLOYEE means any person who is a Director of the Employer.

1.15        EMPLOYER means Bradford Bank and its successors and assigns unless otherwise provided in this Plan, or any other corporation or business organization which, with the consent of Bradford Bank, or its successors or assigns, assumes the Employer’s obligations under this Plan, or any other corporation or business organization which agrees, with the consent of Bradford Bank, to become a party to the Plan.

1.16        ENTRY DATE with respect to an individual means the first day of the pay period following the date on which the individual becomes an Eligible Employee.

1.17        PARTICIPANT means any person so designated in accordance with the provisions of Article 2, including, where appropriate according to the context of the Plan, any former Director who is or may become (or whose Beneficiaries may become) eligible to receive a benefit under the Plan.

1.18        PLAN means this Bradford Bank Director Voluntary Deferral and Supplemental Retirement Plan, as amended from time to time.

1.19        PLAN YEAR means the twelve (12) month period ending on the December 31 of each year during which the Plan is in effect.

1.20        SEPARATION FROM SERVICE means separation from service within the meaning of Code section 409A.

1.21        TRUST means the Trust described in Article 11.

1.22        TRUSTEE means the trustee of the Trust described in Article 11.

1.23        VALUATION DATE means the last day of each Plan Year and any other date that the Employer, in its sole discretion, designates as a Valuation Date.

ARTICLE 2

ELIGIBILITY AND PARTICIPATION

2. 1         REQUIREMENTS. Every Eligible Employee on the Effective Date shall be eligible to become a Participant on the Effective Date. Every other Eligible Employee shall be eligible to become a Participant on his or her first Entry Date. No individual shall become a Participant, however, if he or she is not an Eligible Employee on the date his or her participation is to begin.

Participation in the Compensation Deferral portion of the Plan is voluntary. In order to participate in the Compensation Deferral portion of the Plan, an otherwise Eligible Employee must make written application on an Election Form at such time and in such manner as may be required by Section 3.1 and by the Employer and must agree to make Compensation Deferrals as provided in Article 3.

2.2          RE-EMPLOYMENT. Subject to Code section 409A, if a Participant whose Director status with the Employer is terminated subsequently becomes a Director, he or she shall become a Participant in accordance with the provisions of Section 2.1.

2.3          CHANGE OF EMPLOYMENT CATEGORY. During any period in which a Participant ceases to be a Director, he or she shall not be eligible to make Compensation Deferrals.

ARTICLE 3

CONTRIBUTIONS AND CREDITS

3.1          PARTICIPANT COMPENSATION DEFERRALS. Subject to the remaining paragraphs of this Section and in accordance with rules established by the Employer and subject to such amount limitations as might be imposed by the Employer in its discretion, a Participant may elect to defer Compensation which is due to be earned and which would otherwise be paid to the Participant, in any fixed periodic dollar amounts or percentages designated by the Participant. Amounts so deferred will be considered a Participant’s “Compensation Deferrals.” Except as provided below, a Participant shall make such election(s) under this paragraph with respect to a coming twelve (12) month Plan Year during the period beginning on the November 1 and ending on the December 31 of the prior calendar year, or during such other period as might be established by the Employer, which period ends no later than the last day of the Plan Year preceding the Plan Year in which the services giving rise to the Compensation to be deferred are to be performed.

In the case of the first Plan Year in which an Eligible Employee becomes eligible to become a Participant, if and to the extent permitted by the Employer, the Eligible Employee may make an election no later than thirty (30) days after the date he or she becomes eligible to become a Participant to defer Compensation for services to be performed after the election.

Compensation Deferrals shall be made through regular payroll deductions or through an election by the Participant to defer the payment of a bonus, if applicable. The Participant may change or revoke his or her Compensation Deferral election only if and to the extent permitted by the Employer and in accordance with the provisions of Code section 409A specifically relating to the change and/or revocation of deferral elections. Generally, Compensation Deferral elections are irrevocable.

Compensation Deferrals shall be deducted by the Employer from the pay of a deferring Participant and shall be credited to the Account of the deferring Participant.

There shall be established and maintained a separate Plan Account in the name of each Participant to which shall be credited or debited: (a) amounts equal to the Participant’s Compensation Deferrals; and (b) amounts equal to any deemed earnings or losses (to the extent realized, based upon deemed fair market value of the Compensation Deferral Account’s deemed assets, as determined by the Employer, in its discretion) attributable or allocable thereto.

A Participant shall at all times be 100% vested in amounts credited to his or her Account.

3.2          BENEFIT. In addition to any amounts to which the Participant is entitled under his or her Account, the Participant shall be entitled to a Benefit as set forth on Exhibit A. A Participant’s Benefit shall be funded exclusively by the Employer. Each Participant shall vest in his or her Benefit as determined by the Employer in its discretion.

3.3          CONTRIBUTIONS TO THE TRUST. An amount shall be contributed by the Employer to the Trust maintained under Section 11.1 equal to the amount(s) required to be credited to the Participant’s Account under Section 3.1 and in any amounts estimated as necessary to fund the Benefit under the Plan. The Employer shall make a good faith effort to contribute these amounts to the Trust as soon as practicable following the date on which the contribution credit amount(s) are determined.

ARTICLE 4

ALLOCATION OF FUNDS

4. 1         ALLOCATION OF DEEMED EARNINGS OR LOSSES ON ACCOUNTS. Subject to such limitations as may from time to time be required by law, imposed by the Employer or the Trustee or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Employer, prior to the date on which a direction will become effective, the Participant shall have the right to direct the Employer as to how amounts in his or her Account shall be deemed to be invested. The Employer, may, but is not required to, direct the Trustee to invest the account maintained in the Trust on behalf of the Participant pursuant to the deemed investment directions the Employer properly has received from the Participant.

The value of the Participant’s Account shall be equal to the value of the deemed investments maintained under the Trust on behalf of the Participant. As of each valuation date of the Trust, the Participant’s Account will be credited or debited to reflect. the. Participant’s deemed investments of the Trust. The Participant’s Plan Account will be credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of the designated deemed investments, as follows. As of each Valuation Date, an amount equal to the net increase or decrease in realizable net asset value or credited interest, as applicable (as determined by the Trustee), of each deemed investment option within the Account since the preceding Valuation Date shall be allocated among all Participants’ Accounts deemed to be invested in that investment option in accordance with the ratio which the portion of the Account of each Participant which is deemed to be invested within that investment option, determined as provided herein, bears to the aggregate of all amounts deemed to be invested within that investment option.

4.2          ACCOUNTING FOR DISTRIBUTIONS. As of the date of any distribution under this Plan, the distribution made to the Participant or his or her Beneficiary or Beneficiaries shall be charged to such Participant’s Account. The amount of the distribution shall first be charged against the investments of the Trust in which the Participant’s Account is deemed to be invested, on a pro rata basis, until such deemed investments are exhausted. If an in-kind distribution is requested, the amount of the distribution shall be charged on a pro rata basis against all the investments of the Trust in which the Participant’s Account is deemed to be invested.

4.3          SEPARATE ACCOUNTS. A separate bookkeeping account under the Plan shall be established and maintained by the. Employer to reflect the Account for each Participant with bookkeeping. Each account will separately account for the credits and debits described in Article 3.

4.4          INTERIM VALUATIONS. If it is determined by the Employer that the value of a Participant’s Account as of any date on which distributions are to be made differs materially from the value of the Participant’s Account on the prior Valuation Date upon which the distribution is to be based, the Employer, in its discretion, shall have the right to designate any date in the interim as a Valuation Date for the purpose of revaluing the Participant’s Account so that the Account will, prior to the distribution, reflect its share of such material difference in value.

4.5          DEEMED INVESTMENT DIRECTIONS OF PARTICIPANTS. Subject to such limitations as may from time to time be required by law, imposed by the Employer, the Employer or the Trustee or contained elsewhere in the Plan, and subject to such operating rules and procedures as may be imposed from time to time by the Employer, prior to and effective for each Designation Date, each Participant may communicate to the Employer a direction (in accordance with (a), below) as to how his or her Plan Accounts should be deemed to be invested among such categories of deemed investments as may be made available by the Employer under this Plan, which may be unlimited, at the Employer’s sole discretion. Such direction shall designate the percentage (in any whole percent multiples) of each portion of the Participant’s Plan Accounts which is requested to be deemed to be invested in such categories of deemed investments, and shall be subject to the following rules:

(a)           Any initial or subsequent deemed investment direction shall be in writing, on a form supplied by and filed with the Employer, and/or, as required or permitted by the Employer, shall be by oral designation and/or electronic transmission designation. A designation shall be effective as of the Designation Date next following the date the direction is received and accepted by the Employer on which it would be reasonably practicable for the Employer to effect the designation.

(b)           All amounts credited to. the Participants Account shall be deemed- to be invested in accordance with the then effective deemed investment direction, and as of the Designation Date with respect to any new . deemed investment direction, all or a portion of the Participant’s Account at that date shall be reallocated among the designated deemed investment funds according to the percentages specified in the. new deemed investment direction unless and until a subsequent deemed investment direction shall be filed and become effective. An election concerning deemed investment choices shall continue indefinitely as provided in the Participant’s most recent investment direction form provided by and filed with the Employer.

(c)           If the Employer receives an initial or revised deemed investment direction which it deems to be incomplete, unclear or improper, the Participant’s investment direction then in effect shall remain in effect (or, lathe case of a deficiency in an initial deemed investment direction, the Participant shall be deemed to have filed no deemed investment direction) until the next Designation Date, unless the Employer provides for, and permits the application of, corrective action prior thereto.

(d)           the Employer possesses (or is deemed to possess as provided in (c), above) at any time directions as to the deemed investment of less than all of a Participant’s Account, the Participant shall be deemed to have directed that the undesignated portion of the Account be deemed to be invested in a money market, fixed income or similar fund made available under the Plan as determined by the Employer in its discretion.

(e)           Each Participant, as a condition to his or her participation in this Plan, agrees to indemnify and hold harmless the Employer and its agents and representatives from any losses or damages of any kind relating to the deemed investment of the Participant’s Account.

(f)            Each reference in this Section to a Participant shall be deemed to include, where applicable, a reference to a Beneficiary of a deceased Participant.

4.6          EXPENSES AND TAXES. Expenses, including Trustee fees, associated with the administration or operation of the Plan shall be paid by the Employer from its general assets unless the Employer elects to charge such expenses against the appropriate Participant’s Account or Participants’ Accounts. Any taxes allocable to an Account (or portion thereof) maintained under the Plan which are payable prior to the distribution of the Account (or portion thereof), as determined by the Employer, shall be paid by the Employer unless the Employer elects to charge such taxes against the appropriate Participant’s Account or Participants’ Accounts:

ARTICLE 5

ENTITLEMENT TO BENEFITS

5.1          PAYMENT DATES. At the time the Participant makes his or her. initial. Compensation Deferral election, a Participant shall elect to receive payment of his or her vested Account, which payment will be valued and payable according to the provisions of Article 6: (i) sixty (60) days following the Participant’s Separation from Service with the Employer for any reason. (including death or Disability); (ii) on a fixed payment date or dates (the “Fixed Payment Date(s)”) (such as January 1, 2017, or each January 1, beginning on January 1, 2020 and ending on January 1, 2026); (iii) at the earlier or later of the preceding event or date(s); or (iv) at the earlier or later of sixty (60) days after a Change in Control and one .or more of the preceding events or date(s).

Any Fixed Payment Date elected by a Participant must be a date no earlier than the January 1 of the third calendar year after the calendar year in which the earliest Compensation Deferrals subject to the Fixed Payment Date are to be made by or on behalf of the Participant (or, if applicable, the January 1 of the third calendar year in which a new Compensation Deferral is made after the Participant has received a distribution of his or her previously vested Account). By way of example, an Eligible Employee who enrolls as a Participant in the Plan in November 2006 and who elects to defer Compensation to be earned during 2007 may elect at that time as his or her initial Fixed Payment Date any date which is no earlier than January 1, 2010, in which case the Participant’s vested Plan Account as of December 31, 2009 (including his or her 2007, 2008 and 2009 Compensation Deferrals, and any earnings on those amounts) shall be paid on January 1, 2010.

Any Fixed Payment Date may be delayed, to a later Fixed Payment Date, so long as any election to delay the date is made by the Participant at least twelve (12) months prior to the date on which the distribution is to be made and such delay is at least five (5) full calendar years in length. Such Fixed. Payment Date may not be accelerated, except as provided in the remaining Sections of this Article.

5.2          UNFORESEEABLE EMERGENCY DISTRIBUTIONS. In the event the Participant incurs an unforeseeable emergency, as defined below, the Participant may apply to the Employer for the distribution of all or any part of his or her Account attributable to Compensation Deferrals. The Employer shall consider the circumstances of each such case, and the best interests of the Participant and his or her family, and shall have the right, in its sole discretion, if applicable, to allow such distribution, or, if applicable, to direct a distribution of part of the amount requested, or to refuse to allow any distribution; provided, however, that such distribution shall be permitted solely to the extent permitted under Code section 409A. Upon a finding of unforeseeable emergency, the Employer shall direct that the appropriate distribution is made to the Participant with respect to the Participant’s vested Account in a lump sum payment. In no event shall the aggregate amount of the distribution exceed either the full value of the Participant’s vested Account or the amount determined by the Employer to be necessary to satisfy the unforeseeable emergency. plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which the hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of assets would not itself cause severe financial hardship). For purposes of this Section, the value of the Participant’s vested Account shall be determined as of the date of the distribution.

For purposes of this Section, “unforeseeable emergency” means (a) a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse or a dependent (as defined in Code section 152(a)) of the Participant, (b) loss of the Participant’s .property due to casualty, or (c) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, each as determined to exist by the Employer. A distribution may be made under this Section only with the ..consent of the Employer.

5.3          DEATH, DISABILITY. Upon the Participant’s death or Disability, the Participant’s vested Account shall be valued and paid to the Participant or the Participant’s designated Beneficiary(ies), as applicable, as provided in Article 6.

ARTICLE 6

DISTRIBUTION OF BENEFITS

6.1          AMOUNT. A Participant (or his or her Beneficiary) shall become entitled to receive, on the date or dates determined in accordance with Article 5, a distribution (or commencement of distributions) in. an aggregate amount equal to the Participant’s vested Account. In addition, a Participant (or his or her Beneficiary) shall become entitled to receive on the date(s) and in the manner determined in accordance with Exhibit A, a distribution (or commencement of distributions) in an aggregate amount equal to the Participant’s vested Benefit. Any payment due under the terms of the Plan from the Trust which is not paid by the Trust for any reason will be paid by the Employer from its general assets.

6.2          METHOD OF PAYMENT.

(a)           Cash or In-kind Payments. All payments under the Plan shall be made in cash unless the Participant and the Employer agree to payment in-kind.

(b)           Timing and Manner of Payment. Except as otherwise provided in this Plan, on the date or dates determined in accordance with Article 5, an aggregate amount equal to the Participant’s vested Account will be paid by the Trust or the Employer, as provided in Section 6.1, in (i) a lump sum, or (ii) in up to ten annual installments (adjusted for gains and losses), as selected by the Participant at the time he or she makes his or her initial Compensation Deferral election. If a Participant fails to designate properly the manner of payment of the Participant’s Account under the Plan, the Participant will be deemed to have elected a lump sum payment. If a Participant fails to designate properly the timing of payment of the Participant’s Account under the Plan, the Participant will be deemed to have elected payment of his or her vested Account sixty (60) days following Separation from Service (subject to the six month delay rule. described in Section 5.1).

Subject to Section 6.3, the Participant may change his or her above-described timing and manner of payment elections (or deemed elections) with respect to payment of his or her Account by submitting a new Election Form to the Employer, provided that any such Election Form is submitted at least twelve (12) months prior to the date on which the distribution is to be made (or commence) and delays the distribution (or commencement of distributions) date at least five (5) full calendar years from the previously scheduled distribution date.

If the whole or any part of a payment under this Plan is to be in installments, the total to be so paid shall continue to be deemed to be invested pursuant to Article 4 under such procedures as the Employer may establish, in which case any deemed income, gain, loss or expense or tax allocable thereto (as determined by the Employer, in its discretion) shall be reflected. in the installment payments, using such method for the calculation of the installments as the Employer shall reasonably determine.

6.3          ACCELERATIONS. Notwithstanding anything in the Plan to the contrary, no change submitted on an Election Form shall be accepted by the Employer if the change accelerates the time over which distributions shall be made to the Participant (except as otherwise permitted by Code section 409A) and the Employer shall deny any change made to an election if the Employer determines that the change violates the requirement under Code section 409A that the first payment with respect to which such election is made be deferred for a period of not less than five (5) years from the date such payment would otherwise have been made.

Notwithstanding the preceding, the Employer, in its discretion, may accelerate distributions under the Plan to the extent permitted under Code section 409A (e.g., Q&A 15 of IRS Notice 2005-1).

6.4          DEATH OR DISABILITY DISTRIBUTIONS. If a Participant dies or becomes Disabled before incurring a Separation from Service and before the commencement of payments from the Participant’s Account to the Participant under this Plan, the entire value of the Participant’s vested Account shall be paid sixty (60) days following the Participant’s death or Disability, as applicable, in a lump sum, to the Participant or to the person or persons designated in accordance with Section 7.1.

Upon the death or Disability of a Participant after payments under this Plan from the Participant’s Account have begun but before he or she has received all payments to which he or she is entitled under the Plan, the remaining benefit payments shall be paid sixty (60) days following the Participant’s death or Disability, as applicable, in a lump sum, to the Participant or to the person or persons designated in accordance with Section 7.1.

Notwithstanding the preceding, if a Participant entitled to a distribution of his or her Benefit under the Plan dies before all installment payments of his or her Benefit are paid, the Participant’s designated Beneficiary will receive, in a cash lump sum on the date of the Participant’s death (or as soon as administratively feasible thereafter), an amount equal to the then-present value of the unpaid payments (as determined by the Employer).

ARTICLE 7

BENEFICIARIES; PARTICIPANT DATA

7.1          DESIGNATION OF BENEFICIARIES. Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after the Participant’s death, and such designation may be changed from time to time by the Participant by filing a new designation. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Employer, and will be effective only when filed in writing with the Employer during the Participant’s lifetime.

In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary validly named by the Participant, the Employer shall pay any such benefit payment to the Participant’s spouse, if then living, but otherwise to the Participant’s then living descendants, if any, per stirpes, but, if none, to the Participant’s estate. In determining the existence or identity of anyone entitled to a benefit payment, the Employer may rely conclusively upon information supplied by the Participant’s personal representative, executor or administrator. If a question arises as to the existence or identity of anyone entitled to receive a benefit payment as aforesaid, or if a dispute arises with respect to any such payment, then, notwithstanding the foregoing; the Employer, in its sole discretion, may distribute or direct the Trustee to distribute such payment to the Participant’s estate without liability for any tax or other consequences which might flow therefrom, or may take such other action as the Employer deems to be appropriate.

7.2          INFORMATION TO BE FURNISHED BY PARTICIPANTS AND BENEFICIARIES; INABILITY TO LOCATE PARTICIPANTS OR BENEFICIARIES. Any communication, statement or notice addressed to a Participant or to a Beneficiary at his or her last post office address as shown on the Employer’s records shall be binding on the Participant or Beneficiary for all purposes of the Plan. The Employer shall not be obliged to search for any Participant or Beneficiary beyond the sending of a registered letter to such last known address. If the Employer notifies any Participant or Beneficiary that he or she is entitled to an amount under the Plan and the Participant or Beneficiary fails to claim such amount or make his or her location known to the Employer within three (3) years thereafter, then, except as otherwise required by law; if the location of one or more of the next of kin of the Participant is known to the Employer, the Employer may distribute or direct distribution of such amount to any one or more or all of such next of kin, and in such-proportions as the Employer determines. If the location of none of the foregoing persons can be determined, the Employer shall have the right to direct that the amount payable shall be deemed to be a forfeiture, except that the dollar amount of the forfeiture, unadjusted for deemed gains or losses in the interim, shall be paid by the Employer if a claim for the benefit subsequently is made by the Participant or the Beneficiary to whom it was payable. If a benefit payable to an unlocated Participant or Beneficiary is subject to escheat pursuant to applicable state law, the Employer shall not be liable to any person for any payment made in accordance with such law.

ARTICLE 8

ADMINISTRATION

8.1          ADMINISTRATIVE AUTHORITY. Except as otherwise specifically provided herein, the Employer shall be the Plan administrator (the “Plan Administrator”) and shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all action and to make all. decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to:

(a)           Resolve and determine all disputes or questions arising under the Plan, and to remedy any ambiguities, inconsistencies or omissions in the Plan.

(b)           Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

(c)           Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

(d)           Make determinations with respect to the eligibility of any Eligible Employee as a Participant and make determinations concerning the crediting of Plan Accounts.

(e)           Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Employer shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such firms or persons. The Employer shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person or committee, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person or committee in the exercise of such delegated duties, powers or responsibilities shall have the same force and effect for all purposes under this Plan as if such action had been taken by the Employer. Further, the Employer may authorize one or more persons to execute any certificate or document on behalf of the Employer, in which event any person notified by the Employer of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Employer until such notified person shall have been notified of the revocation of such authority.

8.2          LITIGATION. Except as may be otherwise required by law, in any action or judicial proceeding affecting the Plan, no Participant or Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

ARTICLE 9

AMENDMENT

9.1          RIGHT TO AMEND. Subject to Code section 409A, the Employer, by action of its Board, shall have the right to amend the Plan, at any time and with respect to any provisions hereof, and all parties hereto or claiming any interest under this Plan shall be bound by such amendment; provided, however, that no. such amendment shall deprive a Participant or a Beneficiary of a benefit amount accrued prior to the date of the amendment.

9.2          AMENDMENTS TO ENSURE PROPER CHARACTERIZATION OF PLAN. Notwithstanding the provisions of Section 9.1, the Plan may be amended by the Employer at any time, retroactively if required, in the opinion of the Employer, in order to ensure that the Trust that may be established is characterized as a grantor trust as described in Code sections 671 through 679, to conform the Plan to the provisions of Code section 409A and to conform the Plan and Trust to the provisions and requirements of any applicable law (including ERISA and the Code). No such amendment shall be considered prejudicial to any interest of a Participant or a Beneficiary in the Plan.

ARTICLE 10

TERMINATION

10.1        EMPLOYER’S RIGHT TO TERMINATE OR SUSPEND PLAN. The Employer reserves the right to terminate the Plan and/or obligations to make further credits to Plan Accounts, by action of the Board. The Employer also reserves the right to suspend the operation of the Plan for a fixed or indeterminate period of time, by action of the Board.

10.2        AUTOMATIC TERMINATION OF PLAN. The Plan automatically shall terminate upon the dissolution of the Employer, or upon its merger into or consolidation with any other corporation or business organization if there is a failure by the surviving corporation or business organization to adopt specifically and agree to continue the Plan.

10.3        SUSPENSION OF DEFERRALS. In the event of a suspension of the Plan, the Employer shall continue all aspects of the Plan, other than contributions to the Plan, during the period of the suspension, in which event payments will continue to be made during the period of the suspension in accordance with Articles 5 and 6.

10.4        ALLOCATION AND DISTRIBUTION. This Section shall become operative on a complete termination of the Plan. The provisions of this Section also shall become operative in the event of a partial termination of the Plan, as determined by the Employer, but only with respect to that portion of the Plan attributable to the Participants to whom the partial termination is applicable. Upon the effective date of any such event, notwithstanding any other provisions of the Plan, no persons who were not already Participants shall be eligible to become Participants, the value of the vested Accounts of all Participants and Beneficiaries shall be determined and, after deduction of estimated expenses in liquidating, paid to Participants and Beneficiaries when Plan benefits otherwise become due in accordance with Articles 5 and 6.

Notwithstanding anything in the Plan to the contrary, the Employer, in its discretion, reserves the right, by action of the Board, to terminate the Plan and distribute to Participants their vested Account balances but only as permitted in accordance with the Code (e.g., Prop. Reg. 1.409A 3(h)(2)(viii)).

10.5        SUCCESSOR TO EMPLOYER. Any corporation or other business organization which is a successor to the Employer by reason of a consolidation, merger or purchase of substantially all of the assets of the Employer shall have the right to become a party to the Plan by adopting the same by resolution of the entity’s board of directors or other appropriate governing body. If, within ninety (90) days from the effective date of such consolidation, merger or sale of assets, such new entity does not become a party hereto, as above provided, the Plan automatically shall be terminated, and the provisions of Section 10.4 shall become operative.

ARTICLE 11

THE TRUST

11.1        ESTABLISHMENT OF TRUST. The Employer shall establish the Trust with the Trustee pursuant to such terms and conditions as are set forth in the Trust agreement to be entered into between the Employer and the Trustee or the Employer shall cause to be maintained one or more separate subaccounts in an existing Trust maintained with the Trustee with respect to one or more other plans of the Employer, which subaccount or subaccounts represent Participants’ interests in the Plan. Any such Trust shall be intended to be treated as a “grantor trust” under the Code and the establishment of the Trust or the utilization of any existing Trust for Plan benefits, as applicable, shall not be intended to cause any Participant to realize current income on amounts contributed thereto, and the Trust shall be so interpreted.

ARTICLE 12

MISCELLANEOUS

12.1        LIABILITY OF EMPLOYER; LIMITATIONS ON LIABILITY OF EMPLOYER. Notwithstanding anything herein that may suggest otherwise, the Employer shall be solely liable for the payment of any benefits due under this Plan. However, neither the establishment of the Plan nor any modification thereof, nor the creation of any Account under the Plan, nor the payment of any benefits under the Plan shall be construed as giving to any Participant or other person any legal or equitable right against the Employer or any officer or employer thereof except as provided by law or by any Plan provision. The Employer shall not in any way guarantee any Participant’s Account from loss or depreciation, whether caused by poor investment performance of a deemed investment or the inability to realize upon an investment due to an insolvency affecting an investment vehicle or any other reason. In no event shall the Employer or any successor, employee, officer, director or stockholder of the Employer, be liable to any person on account of any claim arising by reason of the provisions of the Plan or of any instrument or instruments implementing its provisions, or for the failure of any Participant, Beneficiary or other person to be entitled to any particular tax consequences with respect to the Plan, or any credit or distribution under the Plan.

12.2        CONSTRUCTION. If any provision of the Plan is held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein. For all purposes of the Plan, where the context admits, the singular shall include the plural, and the plural shall include the singular. Headings of Articles and Sections herein are inserted only for convenience of reference and are not to be considered in the construction of the Plan. The laws of the State of Maryland shall govern, control and determine all questions of law arising with respect to the Plan and the interpretation and validity of its respective provisions, except where those laws are preempted by the laws of the United States. Participation under the Plan will not give any Participant the right to be retained in the service of the Employer, or any right or claim to any benefit under the Plan unless such right or claim has specifically accrued under the Plan.

The Plan is intended to be and at all times shall be interpreted and administered so as to qualify as an unfunded deferred compensation plan, and no provision of the Plan shall be interpreted so as to give any individual any right in any assets of the Employer which is greater than the rights of a general unsecured creditor of the Employer.

12.3        SPENDTHRIFT PROVISION. No amount payable to a Participant or a Beneficiary under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. Further, subject to Code section 409A, (i) the withholding of taxes from Plan benefit payments, (ii) the recovery under the Plan of overpayments of benefits previously.. made to a Participant or Beneficiary, (iii) if applicable, the transfer of benefit rights from the Plan to another plan, or (iv) the direct deposit of benefit payments to an account in a banking institution (if not actually part of an arrangement constituting an assignment or alienation) shall not be construed as an assignment or alienation.

In the event that any Participant’s or Beneficiary’s benefits under this Plan are garnished or attached by order of any court, the Employer or the Trustee may bring an action or a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan. During the pendency of said action, subject to Code section 409A, any benefits that become payable shall be held as credits to the Participant’s or Beneficiary’s Account or, if the Employer or the Trustee prefers, paid into the court as they become payable, to be distributed by the court to the. recipient as the court deems proper at the close of said action.

12.4        AGGREGATION OF EMPLOYERS. To the extent required under Code section 409A, if the Employer is a member of a. controlled group of corporations or a group of trades or businesses under common control (as described in Code sections 414(b) or (c)), all members of the group shall be treated as single Employer under the Plan.

12.5        TAX WITHHOLDING. All distributions under the Plan are subject to any applicable tax withholding, as determined by the Employer in its discretion. The Employer shall have the right to deduct from a Participant’s Compensation that is not being deferred under this Plan any federal, state, local or employment taxes which it deems are required by law to be withheld with respect to any Compensation Deferrals or Plan distributions. Subject to Code section 409A, if necessary, the Employer may reduce the Participant’s Compensation Deferrals in order to comply with this Section. caused the Plan to be executed and its seal to be affixed hereto, effective as of January 1, 2006.

ATTEST/WITNESS:	BRADFORD BANK

	By:	(SEAL)

Print:	Print Name:

Date:

BRADFORD BANK

DIRECTOR VOLUNTARY DEFERRAL AND

SUPPLEMENTAL RETIREMENT PLAN

EXHIBIT A

1.             Directors with at least ten years of Director service for the Employer (as determined by the Employer), but less than 15 years of Director service for the Employer, will receive annual payments, for ten years beginning at the later of the Director’s Separation from Service with the Employer or the attainment of age 65, equal to 22.5% of their final year’s Director fees from the Employer.

2.             Directors with at least 15 years of Director service for the Employer, but less than 20 years of Director service for the Employer, will receive annual payments, for ten years beginning at the later of the Director’s Separation From Service with the Employer or the attainment of age 65, equal to 33.75% of their final year’s Director fees from the Employer.

3.             Directors with at least 20 years of Director service for the Employer will receive annual payments, for ten years beginning at the later of the Director’s Separation from Service with the Employer or the attainment of age 65, equal to 45% of their final year’s Director fees from the Employer.

BRADFORD BANK
DIRECTOR VOLUNTARY DEFERRAL AND SUPPLEMENTAL RETIREMENT PLAN
TRUST AGREEMENT

Effective January 1, 2006

BRADFORD BANK
DIRECTOR VOLUNTARY DEFERRAL AND SUPPLEMENTAL RETIREMENT PLAN
TRUST AGREEMENT
Effective January 1, 2006

TABLE OF CONTENTS

ARTICLE 1 ESTABLISHMENT OF TRUST

1.1	TRUST DEPOSITS	1
1.2	IRREVOCABILITY	1
1.3	GRANTOR TRUST	1
1.4	TRUST ASSETS	1
1.5	ACCEPTANCE OF TRUST	1

ARTICLE 2
PLAN AS PART OF TRUST AGREEMENT

2.1	INCORPORATION BY REFERENCE	1
2.2	BENEFIT PROVISIONS	2
2.3	AMENDMENT OF PLAN	2
2.4	SEPARATE PLAN ACCOUNTS	2
2.5	CONFLICTS WITH TRUST	2
2.6	TRUSTEE RELIANCE	2

ARTICLE 3
PAYMENTS TO PLAN PARTICIPANTS AND BENEFICIARIES

3.1	PAYMENT SCHEDULE AND TAXES	2
3.2	ENTITLEMENT TO BENEFITS	2
3.3	PAYMENTS BY EMPLOYER	2

ARTICLE 4
TRUSTEE RESPONSIBILITY WHEN EMPLOYER IS INSOLVENT

4.1	CESSATION OF PAYMENTS ON EMPLOYER INSOLVENCY	3
4.2	CLAIMS OF CREDITORS	3
4.3	RECOMMENCEMENT OF PAYMENTS	4

ARTICLE 5
PAYMENTS TO EMPLOYER

5.1	PAYMENTS TO THE EMPLOYER	4

ARTICLE 6
INVESTMENT AUTHORITY

6.1	TRUSTEE AUTHORITY	4
6.2	EMPLOYER AUTHORITY	5
6.3	INDEMNIFICATION	5

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	ARTICLE 7
	DISPOSITION OF INCOME

7.1	DISPOSITION OF ENTCOME	5

	ARTICLE 8
	ACCOUNTING BY TRUSTEE

8.1	ACCOUNTING BY TRUSTEE	6

	ARTICLE 9
	RESPONSIBILITY OF THE TRUSTEE

9.1	PRUDENT PERSON	6
9.2	TRUSTEE INDEMNIFICATION	6
9.3	LEGAL COUNSEL	7
9.4	HIRING AGENTS	7
9.5	TRUSTEE POWERS	7
9.6	LIMITATION ON POWERS	7

	ARTICLE 10
	FEES AND EXPENSES OF THE TRUSTEE

10.1	TRUSTEE EXPENSES AND FEES	7

	ARTICLE 11
	RESIGNATION AND REMOVAL OF THE TRUSTEE

11.1	TRUSTEE RESIGNATION	7
11.2	TRUSTEE REMOVAL	7
11.3	TRANSFER OF ASSETS	7
11.4	APPOINTMENT OF SUCCESSOR	7

	ARTICLE 12
	APPOINTMENT OF SUCCESSOR

12.1	APPOINTMENT OF SUCCESSOR	8

	ARTICLE 13
	AMENDMENT OR TERMINATION

13.1	AMENDMENT	8
13.2	TERMINATION	8

	ARTICLE 14
	MISCELLANEOUS

I(z)i.l	VALIDITY OF PROVISIONS	8
14.2	NO ASSIGNMENT OF BENEFITS	8
14.3	GOVERNING LAW	8
14.4	SUCCESSOR AND ASSIGNS	8
14.5	TRUSTEE’S SUCCESSORS	8
14.6	ADDITIONAL PLANS	9

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BRADFORD BANK

DIRECTOR VOLUNTARY DEFERRAL AND SUPPLEMENTAL RETIREMENT PLAN

TRUST AGREEMENT

RECITALS

THIS TRUST AGREEMENT is entered into, on January 1, 2006 by BRADFORD BANK (the “Employer”), which sponsors the Bradford Bank Director Voluntary Deferral and Supplemental Retirement Plan (the “Plan”), and                               , a                              (the “Trustee”).

The Employer has established the Plan.

The Employer wishes to establish an irrevocable trust fund for the purpose of providing a source from which to pay benefits under the Plan, the trust fund being subject to the claims of the Employer’s creditors in the event of the Employer’s bankruptcy or insolvency. Contributions to the trust fund shall be held by the Trustee and invested, reinvested and distributed in accordance with the provisions of this Trust Agreement.

The Trust established by this Trust Agreement is intended to be a “grantor trust,” with the result that the corpus and income of the trust are treated for tax purposes as assets and income of the Employer.

Accordingly, the Employer and the Trustee, intending to be legally bound, declare and agree as follows.

ARTICLE 1
ESTABLISHMENT OF TRUST

1.1          TRUST DEPOSITS. The Employer shall deposit with the Trustee, in trust, certain funds, as required under the Plan, which funds shall be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

1.2          IRREVOCABILITY.  The Trust shall be irrevocable.

1.3          GRANTOR TRUST. The Trust is intended to be a grantor trust, of which the Employer is the grantor, within the meaning of sub-part E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

1.4          TRUST ASSETS. The principal of the Trust, and any earnings, shall be held separate and apart from other funds of the Employer and shall be used exclusively for the uses and purposes of the Plan and general insolvency creditors of the Employer as set forth in this Trust Agreement.

1.5          ACCEPTANCE OF TRUST. The Trustee accepts the Trust established under this Trust Agreement, and it agrees to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Trust Agreement.

ARTICLE 2
PLAN AS PART OF TRUST AGREEMENT

2.1          INCORPORATION BY REFERENCE. The Plan is expressly incorporated into this Trust Agreement and made a part of this Trust Agreement with the same force and effect as if the Plan had been fully set forth within this Trust Agreement. A copy of the Plan has been delivered to the Trustee. All terms defined in the Plan shall have the same meanings when used in this Trust Agreement unless expressly provided to the contrary. The Employer shall deliver to the Trustee copies of all amendments to the Plan made after the date of this Trust Agreement.

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2.2          BENEFIT PROVISIONS. The terms of the Plan shall govern the amount, form and timing of benefit payments under the Plan and a Plan participant or beneficiary may make application for payment directly to the Trustee.

2.3          AMENDMENT OF PLAN. The incorporation of the Plan into this Trust shall not affect the provisions of the Plan concerning the amendment or termination of the Plan.

2.4          SEPARATE PLAN ACCOUNTS. The Trustee shall establish and maintain separate accounts within the Trust for each Participant in the Plan. Each account will separately account for deemed earnings and losses credited or debited to that account, and the applicable deemed investments of that account.

2.5          CONFLICTS WITH TRUST. If any provision of the Plan is inconsistent with any provision of this Trust, the terms of this Trust shall control.

2.6          TRUSTEE RELIANCE. Any direction received by the Trustee from the Employer or its representatives concerning the Trustee’s receipt, holding, disposition, investment, or other treatment of the assets of the Trust shall conclusively be deemed to be in accordance with the terms of the applicable Plan, and the Trustee shall be entitled to rely, and shall be held harmless by the Employer in relying, on the propriety of the direction.

ARTICLE 3
PAYMENTS TO PLAN PARTICIPANTS AND BENEFICIARIES

3.1          PAYMENT SCHEDULE AND TAXES. The Employer shall deliver to the Trustee a schedule (the “Payment Schedule”) that indicates the amounts payable in respect of the Plan participant upon his or her becoming entitled to receive a distribution from the Plan and that provides the form in which the amounts are to be paid (as provided for and available under the Plan) and the time of commencement for the payment of the amounts. Except as otherwise provided in this Trust Agreement, the Trustee shall make payments to the Plan participant or his or her beneficiaries in accordance with the Payment Schedule. The Trustee, after consulting with the Employer, shall make provision for the reporting and withholding of any federal, State or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that the amounts have been reported, withheld and paid by the Employer.

3.2          ENTITLEMENT TO BENEFITS. The entitlement of the Plan participant or his or her beneficiaries to benefits under the Plan shall be determined under the terms of the Plan, and any claim for Plan benefits shall be considered and reviewed under the procedures set out, in the Plan.

3.3          PAYMENTS BY EMPLOYER. The Employer, may make payment of benefits directly to the Plan participant or his or her beneficiaries as they become due under the terms of the Plan.. The Employer shall notify the Trustee .of its decision to make payment of benefits directly prior to the time amounts are payable to the Plan participant or his or her beneficiaries.

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ARTICLE 4

TRUSTEE RESPONSIBILITY WHEN EMPLOYER IS INSOLVENT

4. 1         CESSATION OF PAYMENTS ON EMPLOYER INSOLVENCY. The Trustee shall cease payment of benefits to participants and beneficiaries under the Plan if the Employer is Insolvent. The Employer shall be considered “Insolvent” for purposes of this Trust Agreement if (i) the Employer is unable to pay its debts as they become due; or (ii) the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

4.2          CLAIMS OF CREDITORS. At all times during the .continuance of this Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Employer under federal and state law as set forth below.

(a)           The Board of Directors and the chief executive officer of the Employer shall have the duty to inform the Trustee in writing of the .Employer’s Insolvency. If a person claiming to be a creditor of the Employer alleges in writing to the Trustee that the Employer has become Insolvent, the Trustee shall determine whether the Employer is. Insolvent and, pending a determination, the Trustee shall discontinue payment of benefits to Plan participants and beneficiaries.

(b)           Unless the Trustee has actual knowledge of the Employer’s Insolvency, or has received notice from the Employer or a person claiming to be a creditor alleging that the Employer is Insolvent, the Trustee shall have no duty to .inquire whether the Employer is Insolvent. The Trustee may in all events rely on any evidence concerning the Employer’s solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Employer’s solvency.

(c)           If at any time the Trustee has determined that the Employer is Insolvent, the Trustee shall discontinue payments to participants and beneficiaries of the Plan and shall hold the assets of the. Trust for the benefit of the Employer’s general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of any participant or beneficiary of the Plan to pursue his or-her rights as a general creditor of the Employer with respect to benefits due under the Plan or otherwise.

(d)           The Trustee shall resume the payment of benefits to the Plan participants and beneficiaries in accordance with the terms of this Trust Agreement only after the Trustee has determined that the Employer is not Insolvent (or is no longer Insolvent).

(e)           Except as expressly provided in this Trust Agreement, the Employer shall have no right or power to direct the Trustee to return to the Employer or to divert to others any of the Trust assets before all payments of benefits have been made to all participants and beneficiaries of the Plan (or to the Employer, in the case of the inability to locate a payee under the terms of a Plan) pursuant to the terms of the Plan.

(f)              If the Trustee makes payments from the Trust for the benefit of the general. creditors of the Employer under this Section and assets remain in the Trust after a payment of assets to the general creditors of the Employer under this Section, each Plan participant’s allocable deemed interest in Trust assets following cessation of payments to the general creditors of the Employer shall equal the value of the aggregate assets of the Trust immediately following the date the Trustee last makes a payment for the benefit of the Employer’s general creditors multiplied by a fraction, the numerator of which is the value of the participant’s account on the date the Trustee deems the Employer to be Insolvent and ceases payments to the Plan participants and their beneficiaries less payments made to or on behalf of the participant under the Plan since that date (whether or not directly from the Trust) and the denominator of which is the value of all Plan participants’ accounts. on the date the Trustee deems the Employer to be Insolvent and ceases payments to Plan participants and their beneficiaries less the aggregate amount of payments made to or on behalf of all participants under the Plan since that date (whether or not from the Trust).

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4.3          RECOMMENCEMENT OF PAYMENTS. If the Trustee discontinues payments from the Trust to the participant or his or her beneficiaries pursuant to Section 4.1 and subsequently resumes payments, the first payments following the discontinuance shall include the aggregate amount of all payments which would have been made to the participant or his or her beneficiaries (together with the deemed- earnings or losses on the payments under the terms of the Plan) in accordance with the Plan during the period of discontinuance, less the aggregate amount of payments, if any, made to the participant or his or her beneficiaries by the Employer in lieu of the payments provided for under this Trust Agreement during any period of discontinuance.

ARTICLE 5
PAYMENTS TO EMPLOYER

5.1          PAYMENTS TO THE EMPLOYER. Except as provided in this Trust Agreement or in the Plan, the Employer shall have no right or power to direct the Trustee to return to the Employer or to divert to others any of the Trust assets before all payments of benefits have been made to Plan participants and beneficiaries pursuant to the terms of the Plan.

ARTICLE 6

INVESTMENT AUTHORITY

6.1          TRUSTEE AUTHORITY. Except as provided in Section 6.2, all rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with any Plan participant or beneficiary or the Employer. The Trustee shall have the following powers with respect to any and all monies, securities and other assets at any time held by it and constituting part or all of the Trust, those powers, subject to Section 6.2, to be exercised by it in its sole discretion:

(a)           To purchase or subscribe for and invest in any securities, but not including any securities of the Trustee or any affiliate of the Trustee, and to retain those securities in the Trust. The term “securities” shall be deemed to include, but not be limited to, common and preferred stocks, mortgages, debentures, bonds, notes or other evidences of indebtedness, and other forms of securities, including those issued by the Employer or sold by employees participating under the Plan; provided, however, that no stock, securities or evidence of indebtedness of said Employer or employees shall be acquired by or held unless the Trustee is so directed by the Employer.

The Trustee is authorized to invest and reinvest all or a portion of the Trust in shares of any open-ended investment fund .or company, including but not limited to, any fund or company which is managed by an affiliate of the Trustee.

(b)           To sell, transfer and convey for cash or on credit, convert, redeem, exchange for other securities, or otherwise to dispose of any securities at any time held by it.

4

(c)           To exercise any conversion privilege and/or subscription right available in connection with any securities at any time held by it; to oppose or to consent to the reorganization, consolidation, merger, or readjustment of the finances of any corporation, company or association or to the sale, mortgage, pledge or lease of the property of any corporation, company or association, or to the sale, mortgage, pledge or lease of any of the securities which may at any time be held by it, and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities which it may so acquire.

(d)           To vote, personally or by general or limited proxy, any securities which may be held by it at any time and, similarly, to exercise, personally or by general or limited proxy, any right appurtenant to any securities held by it at any time.

(e)           To register any securities held by it hereunder in its own name or in the name of a nominee, or in any form permitting title to pass by delivery, providing the records of the Trustee shall clearly indicate the ownership of any asset of the Trust.

(f)            To make, execute and deliver .any and all mortgages, contracts, consents, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of its powers.

(g)           To invest and reinvest all or any portion of the Trust in units of participation in one or more common, collective or commingled trust funds that may be established and maintained by the Trustee or other trustee. Any common, collective or commingled trust fund may be specifically designated for investment in guaranteed investment contracts.

(h)           To invest any part or all of the ‘Trust (including idle cash balances) in certificates of deposit, demand or time deposits, savings accounts, money market accounts or similar investments of the. Trustee or of any affiliate of the Trustee, which bear a reasonable rate of interest.

6.2          EMPLOYER AUTHORITY. The Employer shall have the right at any time, and from time to time in its sole discretion, to direct the Trustee as to the investment of the assets of the Trust (including directions that reflect the deemed investment directions of Plan participants), to require the Trustee to maintain separate accounts representing assets of the Trust which are maintained for the purpose of providing benefits to particular participants and beneficiaries of the Plan and/or to substitute assets of equal fair market value for any asset held by the Trust. These rights are exercisable by the Employer in a non-fiduciary capacity without the approval or consent of any person in a fiduciary capacity. In addition, the Employer may, from time to time and in its discretion, provide an investment and/or asset allocation policy which the Trustee shall follow when making investment decisions hereunder. Whenever the Employer has issued written instructions, the Trustee shall not be liable and shall be held harmless and indemnified for any losses incurred by the Trust Fund caused by the Trustee’s reliance thereon and the carrying out by the Trustee of the instructions; including, but not limited to, losses as are actually realized losses and losses in the nature of “lost investment opportunities”.

6.3          INDEMNIFICATION. If the Trustee invests any or all of the Trust Fund pursuant to the directions of the Employer, the Employer agrees to indemnify and hold harmless the Trustee from any claim of loss to the Trust Fund arising out of the Trustee’s compliance with the Employer’s investment directions.

ARTICLE 7
DISPOSITION OF INCOME

7.1          DISPOSITION OF INCOME. During the term of this Trust, all income received by the Trust shall be accumulated and reinvested, and ultimately distributed, as provided in this Trust Agreement and in the Plan.

5

ARTICLE 8
ACCOUNTING BY TRUSTEE

8.1          ACCOUNTING BY TRUSTEE. The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including any specific records as shall be agreed upon in writing between the Employer and the Trustee. Within ninety (90) days following the close of each calendar year and within ninety (90) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Employer a written account of its administration of the Trust during the year or during the period from the close of the last preceding year to the date of the removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of the purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of the year or as of the date of removal or resignation, as the case may be.

If the Employer directs the Trustee to perform separate recordkeeping with respect to assets of the Trust attributable to each Plan participant’s proportionate interest in the Plan, the proportionate interest shall be based on the amount of each contribution to the Trust that the Employer specifies in writing to the Trustee is attributable to the Plan account(s) of the Participant and for earnings or losses of the Trust credited or debited, as applicable, to the Plan account(s) and attributable to the performance of the investments of the Trust attributable to the Plan account(s) (either based on each the participant’s proportionate interest in the entire Trust fund or in separate investment funds established under the Trust for participant investment direction). In such a case, the Trustee periodically shall deliver to the Employer a written account of its administration of the Trust setting forth the value of each participant’s account(s) as of the beginning and end of the period. Trust assets attributable to a Plan participant’s Plan account(s) shall be maintained merely as book entries under a single Trust account maintained hereunder, and no assets or funds shall be required to be: paid to, held in or invested in any separate Trust account apart from any other assets or funds of the Trust.

ARTICLE 9
RESPONSIBILITY OF THE TRUSTEE

9.1          PRUDENT PERSON. The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Employer which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by the Employer. In the event of a dispute between the Employer and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

9.2          TRUSTEE INDEMNIFICATION.

(a)           If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Employer agrees to indemnify the Trustee against the Trustee’s costs, expenses and liabilities (including, without limitation, attorneys’ fees and expenses) relating thereto and to be primarily liable for the payments. If the Employer does not pay these costs, expenses and liabilities in a reasonable timely manner, the Trustee may obtain payment from the Trust.

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(b)           The Employer agrees to hold harmless and indemnify the Trustee, to the fullest extent permitted under applicable law, for any and all liabilities of any kind incurred by the Trustee in connection with the Plan and Trust (i) relating to periods of time prior to the Trustee’s becoming Trustee or (ii) relating to periods of time while the. Trustee is. Trustee, but not related to the Trustee’s negligence, willful misconduct, or breach of its fiduciary duties.

9.3          LEGAL COUNSEL. The Trustee may consult with legal counsel (who may also be counsel for the Employer generally) with respect to any of its duties or obligations hereunder.

9.4          HIRING AGENTS. The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder and rely upon advice given by those professionals.

9.5          TRUSTEE POWERS. The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise in this Trust Agreement; provided, however, that if an insurance policy is ever held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor trustee, or to loan to any person the proceeds of any borrowing against the policy.

9.6          LIMITATION ON POWERS. The Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of IRS Regulations Section 301.7701-2.

ARTICLE 10
FEES AND EXPENSES OF THE TRUSTEE

10.1        TRUSTEE EXPENSES AND FEES. The Employer shall pay the Trustee’s fees and expenses with respect to which the Trustee is entitled to compensation or reimbursement. If not so paid or if the Plan provides for the Trust’s expenses, or any portion of those expenses, to be charged against participants’ accounts, the fees and expenses shall be paid from the Trust. If any fees or other expenses are paid from the Trust or if any assets of the Trust are distributed from the Trust other than for purposes of paying benefits under the Plan (e.g., .are used to pay claims of the Employer’s general insolvency creditors pursuant to Article 4), those fees, expenses or other charges shall be charged against each Plan participant’s interest in the Trust, pro rata based upon the relative value of each participant’s interest in the Trust as of the Trust valuation date next preceding the applicable payment or charge.

ARTICLE 11

RESIGNATION AND REMOVAL OF THE TRUSTEE

11.1        TRUSTEE RESIGNATION. The Trustee may resign at any time by thirty (30) days advance written notice to the Employer.

11.2        TRUSTEE REMOVAL. The Trustee may be removed by the Employer at any time by written notice to the Trustee.

11.3        TRANSFER OF ASSETS. Upon resignation or removal of the Trustee and appointment of a successor trustee, all assets shall promptly be transferred to the successor Trustee.

11.4        APPOINTMENT OF SUCCESSOR. If the Trustee resigns or is removed, a successor shall be appointed, in accordance with the following Section, by the effective date of resignation or removal. If no appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a. successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

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ARTICLE 12
APPOINTMENT OF SUCCESSOR

12.1        APPOINTMENT OF SUCCESSOR. If the Trustee resigns or is removed in accordance with Article 11, the Employer may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under State law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new trustee, who shall have all of the rights and powers of the former trustee, including ownership rights in the Trust assets. The former trustee shall execute any instrument necessary or reasonably requested by the Employer or the successor trustee to evidence the transfer.

ARTICLE 13

AMENDMENT OR TERMINATION

13.1        AMENDMENT. This Trust Agreement may be amended by a written instrument executed by the Trustee and the Employer. No amendment shall conflict with the terms of the Plan or shall make the Trust revocable after it has become irrevocable in accordance herewith.

13.2        TERMINATION. The Trust shall not terminate until the date on which all Plan participants and beneficiaries no longer are entitled to benefits pursuant to the terms of the Plan. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Employer.

ARTICLE 14
MISCELLANEOUS

14.1        VALIDITY OF PROVISIONS. Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any the prohibition, without invalidating the remaining provisions of this Trust Agreement.

14.2        NO ASSIGNMENT OF BENEFITS. Benefits payable to a Plan participant or beneficiary under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

14.3        GOVERNING LAW. This Trust Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.

14.4        SUCCESSOR AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Employer and the Trustee and their respective successors and assigns.

14.5        TRUSTEE’S SUCCESSORS. Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger reorganization or consolidation to which the Trustee may be a party, or any corporation to which all or substantially all of the trust business of the Trustee may be transferred, shall be the successor of the Trustee hereunder without the execution or filing of any instrument or the performance of any act.

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14.6        ADDITIONAL PLANS. The Employer may elect at any time, on written notice to and with the .consent of the Trustee, to utilize this Trust in connection with other executive compensation plans maintained by the Employer. If the Employer makes this election, the various provisions of this Trust Agreement shall be interpreted to take into account the additional plan(s).

IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto, effective January 1, 2006.

ATTEST/WITNESS:	BRADFORD BANK

By:

Print Name:	Print Name:

Date:

TRUSTEE

By:

Print Name:	Print Name:

Date:

9

BRADFORD BANK
BOARD OF DIRECTORS RESOLUTIONS

The undersigned Secretary of Bradford Bank (the “Bank”) hereby certifies that the following Resolutions were duly adopted by action of the Board of Directors of the Bank on                             , 2006

WHEREAS, effective January 1, 2006, the Bank wishes to adopt the Bradford Bank Director Voluntary Deferral and Supplemental Retirement Plan (the “Plan”) to provide certain directors with an opportunity to defer some portion or all of their director fees and to provide a retirement supplement to certain directors; and

WHEREAS, effective January 1, 2006, the Bank wishes to adopt the Bradford Bank Director Voluntary Deferral and Supplemental Retirement Plan Trust (the “Trust”).

THEREFORE, be it:

RESOLVED, that the Plan and the Trust are adopted in the forms presented to this Board; and be it further

RESOLVED, that the proper officers of the Bank hereby are authorized and directed to execute the Plan and the Trust and to take such further actions and to execute such further documents as they may deem advisable or desirable for purposes of adopting and implementing the Plan and announcing the same to affected parties; and be it further

RESOLVED, that the Plan and the Trust are subject to such further amendments as, in the judgment of the proper officers of the Bank, may be necessary or desirable to maintain the Plan’s and the Trust’s compliance with the provisions of applicable law, and any such further amendments may be made without further action by this Board and may be made retroactively effective if necessary or appropriate.

Date:
Secretary

Print Name:

BRADFORD BANK
DIRECTOR VOLUNTARY DEFERRAL
AND
SUPPLEMENTAL RETIREMENT PLAN

DIRECTOR FEE REDUCTION ELECTION FORM

For Base Salary Earned During the 20       Calendar Year

Deadline for Completion: December 31, 20

PARTICIPANT INFORMATION (Please Print in Ink):

Name:

Social Security Number:

Address:

Telephone Number:

I.	This election applies-to committee fee and/or meeting fee deferrals (check one)

committee fees only;

meeting fees only;

both committee and meeting fees.

II.	Director Fee Deferral
(Choose any whole percentage from 0%
to 100% or any whole dollar amount):

I elect to reduce my director fees by the percentage(s) and/or amount(s) indicated above. I understand that this Director Fee Reduction Election is subject to all of the applicable terms of the Plan, including the requirement that I may not change the election once made. I acknowledge that the reduction election, if any, will continue until the last day of the above-indicated calendar year. I acknowledge (a) that my Plan benefits are subject to the claims of the Employer’s creditors should the Employer become bankrupt or insolvent, and (b) that a copy of the Plan document and related Trust Agreement are available to me upon request.

Date	Participant’s Signature

NOTE:               If you are a submitting this Form for the first time, you must also complete an Initial Form and Timing of Payment
         Election Form (if you have not already submitted one).

BRADFORD BANK
DIRECTOR VOLUNTARY DEFERRAL
AND
SUPPLEMENTAL RETIREMENT PLAN

INITIAL TIMING AND FORM OF PAYMENT ELECTION FORM

PARTICIPANT INFORMATION (Please Print in Ink):

Name:

Social Security Number:

Address:

Telephone Number:

I elect to have my vested Plan Account paid as follows, subject to the applicable terms of the Plan.

I further understand that, if I later wish to change my election, the change (i) may not accelerate the payment of my vested Plan Account, (ii) must be made at least 12 months prior to the scheduled distribution date, and (iii) must postpone payment (or commencement of payments) for at least five years from the scheduled distribution date.

TIMING OF PAYMENT ELECTION

(Check one of (a), (b) or (c) and complete as desired)

(a)		Specified Event Date. Please distribute my vested Plan Account on the event/date checked below.
Separation from Service. I request that my entire vested Plan Account be paid (or commence to be paid) 60 days following my Separation from Service with the Employer.

Initial Fixed Payment Date Election. I request that my vested Plan Account be paid on (select a date which is no earlier than January 1st of the third calendar year after the year in which you first begin to make deferrals).

(b)		Earlier of Specified Events. Please distribute my vested Plan Account on the earliest to occur of the following checked events.

Separation from Service. I request that my entire vested Plan Account be paid (or commence to be paid) 60 days following my Separation from Service with the Employer.

Initial Fixed Payment Date Election. I request that my vested Plan Account be paid on (select a date which is no earlier than January 1st of the third calendar year after the year in which you first begin to make deferrals).

Change Control Payment Date Election. I request that my vested Plan
Account be paid 60 days following a Change in Control of my Employer.

(c)	Later of Specified Events. Please distribute my vested Plan Account on the latest to occur of the following checked events.

Separation from Service. I request that my entire vested Plan Account be paid (or commence to be paid) 60 days following my Separation from Service with the Employer.

Initial Fixed Payment Date Election. I request that my vested Plan Account be paid on (select a date which is no earlier than January 1st of the third calendar year after the year in which you first begin to make deferrals).

Change Control Payment Date Election. I request that my vested Plan
Account be paid 60 days following a Change in Control of my Employer.

FORM OF PAYMENT ELECTION

I request that my Plan Account be paid (Check One):

In a Lump Sum Distribution

In Annual Installments Over (not to exceed 10) Years

I understand that, notwithstanding my elections above, upon my death or disability prior to the time distributions of my vested Plan Account begin, my vested Plan Account will be distributed in the form of a lump sum 60 days following my death or disability.

Date	Participant’s Signature

BRADFORD BANK
DIRECTOR VOLUNTARY DEFERRAL
AND SUPPLEMENTAL RETIREMENT PLAN

SUBSEQUENT TIMING AND FORM OF PAYMENT ELECTION FORM

PARTICIPANT INFORMATION (Please Print in Ink):

Name:

Social Security Number:

Address:

Telephone Number:

Complete Section I and/or Section II, as desired:

I.                      Distribution Timing

(NOTE: do not complete this portion if you already selected a Fixed Payment Date and do not want to change that date.)

I hereby elect to have the upcoming scheduled distribution of my vested Plan Account (including deemed earnings and losses attributable to contributions made by me or on my behalf) be delayed until                           . The date I have entered in the previous sentence is at least five years from the scheduled distribution date, and I have completed and submitted this Form at least 12 months prior to that scheduled distribution date. I understand that any distribution date elected above may not be accelerated and may be extended solely as permitted under the Plan.

II.            Distribution Form

(NOTE: do not complete this portion if you do not wish to change the form of distribution previously elected.) (Check one)

          I request that the form of distribution for amounts held in my vested Plan Account under the Plan be made in annual installments over       Years (not to exceed ten years).

          I request that the form of distribution for amounts held in my vested Plan Account under the Plan be made in a lump sum payment.

I understand that this election is not effective unless made at least twelve (12) months prior to the applicable distribution date, and that this election will postpone commencement of payment until five (5) years after the applicable distribution date. I further understand that, notwithstanding my elections above, upon my death or disability prior to the time distributions of my Plan Account begin and prior to my Separation from Service from the Employer my vested Plan Account will be distributed in the form of a lump sum sixty (60) days following my death or disability.

Date	Participant’s Signature

BRADFORD BANK
DIRECTOR VOLUNTARY DEFERRAL
AND
SUPPLEMENTAL RETIREMENT PLAN

DEEMED INVESTMENT ELECTION FORM

PARTICIPANT INFORMATION (Please Print in Ink):

Name:

Social Security Number:

Address:

Telephone Number:

I revoke any prior elections of deemed investments designations for the amounts credited to my Plan account, and I elect the following deemed investments for all amounts credited to my Plan account. This election shall-become effective as soon as practicable, and is subject to all of the terms of the-Plan:

Deemed Investment Options		Percentage of Account

1.			(0% to 100%)
2.			(0% to 100%)
3.			(0% to 100%)
4.			(0% to 100%)
5.			(0% to 100%)
6.			(0% to 100%)
7.			(0% to 100%)
8.			(0% to 100%)
9.			(0% to 100%)
10.			(0% to 100%)
	Total	100%

I realize that my employer is not liable for any losses resulting from my selections indicated above. I realize that there may be a reasonable administrative delay in processing any deemed investment directions or transfers. I acknowledge that I have received and had a reasonable opportunity to review current prospectus(es) for the fund(s) selected above.

Date	Participant’s Signature

BRADFORD BANK
DIRECTOR VOLUNTARY DEFERRAL
AND SUPPLEMENTAL RETIREMENT PLAN

DESIGNATION OF DEATH BENEFIT BENEFICIARY/IES

PARTICIPANT INFORMATION (Please Print in Ink):

Name:

Social Security Number:

Address:

Telephone Number:

I revoke any prior designations ‘of death benefit beneficiary/ies under the. Bradford Bank Director Voluntary Deferral and Supplemental Retirement Plan (the “Plan”) and designate the following beneficiary/ies to receive any benefit payable on account of my death under the Plan, subject to my right to change this designation and subject to the terms of the Plan.

A.                                                    Primary Beneficiary/ies

Name, Address, Phone	Relationship to Participant	% of Plan Account	Date of Birth	Social Security Number

B.                                    Contingent Beneficiary/ies (Will receive indicated portions of Plan benefit if no Primary Beneficiary/ies survive the participant)

Name, Address, Phone	Relationship to Participant	% of Plan Account	Date of Birth	Social Security Number

Date	Participant’s Signature

BRADFORD BANK
DIRECTOR VOLUNTARY DEFERRAL
AND SUPPLEMENTAL RETIREMENT PLAN

HARDSHIP DISTRIBUTION FORM

PARTICIPANT INFORMATION (Please Print in Ink):

Participant Name:

Social Security Number:

Current Mailing Address:

I hereby request a hardship distribution from my vested Plan account. I am requesting the following amount (which includes ordinary income taxes which are reasonably anticipated to result from the hardship withdrawal if approved):
$

I am requesting a hardship distribution based on the following (Check One):

Severe financial hardship to me resulting from an illness or accident affecting me, my spouse or one of my
“dependents” as defined in section 152(a) of the Internal Revenue Code.

Severe financial hardship to me resulting from a loss of my property due to casualty.

Severe financial hardship to me resulting from other similar extraordinary and unforeseeable circumstances arising as. a result of events beyond my control. Explain:

I have attached appropriate supporting documentation.

I understand that I may receive a distribution only of the amount which Bradford Bank or its designee decides is necessary to relieve my financial hardship (plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution), after taking into account the extent to which the hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of my assets (to the extent the liquidation of assets would not itself cause severe financial hardship).

I also understand that a hardship distribution will be made only with the consent of Bradford Bank or its designee and only in accordance with Internal Revenue Code section 409A.

Date	Participant’s Signature

FOR BRADFORD BANK USE ONLY:

☐  Approved                                        ☐  Denied

BRADFORD BANK

By:
Date

Print Name:

Print Title: